                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

Date of Report (Date of earliest event reported)         NOVEMBER 2, 1998
                                                 ------------------------------


                            WFC HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-6214                41-1921346
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(State or other jurisdiction     (Commission File         (IRS Employer
       of incorporation)              Number)           Identification No.)


             420 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94163
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              (Address of principal executive offices and zip code)


                                 1-800-411-4932
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              (Registrant's telephone number, including area code)


                              WELLS FARGO & COMPANY
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Effective November 2, 1998, Wells Fargo & Company ("Former Wells Fargo") merged with and into WFC Holdings Corporation (the "Corporation"), a Delaware corporation and a wholly-owned subsidiary of Norwest Corporation ("Norwest"), with the Corporation as the surviving corporation. Also, in conjunction with the merger, Norwest changed its name to "Wells Fargo & Company."

     The merger was consummated pursuant to an Agreement and Plan of Merger, by and among Former Wells Fargo, Norwest and the Corporation dated as of June 7, 1998, and amended and restated as of September 10, 1998 (the "Agreement"). Pursuant to the Agreement, upon consummation of the merger on November 2, 1998, each share of Former Wells Fargo common stock was converted into the right to receive ten shares of Norwest common stock. A copy of the press release announcing the close of the merger transaction is filed as
Exhibit 99(a) to this Current Report on Form 8-K.

    The Joint Proxy Statement/Prospectus dated September 11, 1998 of Norwest and Former Wells Fargo, forming a part of Norwest's Registration Statement on Form S-4 (Registration No. 333-63247), sets forth additional information regarding the merger, including a description of the transaction, information concerning Norwest and Former Wells Fargo and the intended structure and operation of the combined company created by the merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements of Former Wells Fargo as of December 31,
         1997 and 1996 and for each of the three years ended December 31, 1997, 1996 and 1995 are incorporated by reference to Norwest's Registration Statement on Form S-4 (Registration No. 333-63247). The financial statements of Former Wells Fargo as of September 30, 1998 and 1997 and for the nine months ended September 30, 1998 and 1997 are incorporated by reference to Former Wells Fargo's Current Report on Form 8-K (Commission File 1-6214) dated and filed October 20, 1998.

(b)      PRO FORMA FINANCIAL INFORMATION.

         The unaudited pro forma condensed combined financial information for each of the three years ended December 31, 1997, 1996 and 1995 is incorporated by reference to Norwest's Registration Statement on Form S-4 (Registration No. 333-63247). The unaudited pro forma condensed combined financial information as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 is incorporated by reference to Norwest's Current Report on Form 8-K (Commission File 1-2979) dated November 2, 1998.




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(c) EXHIBITS. The following exhibits are filed with this Current Report on Form
              8-K:

   Exhibit No.   Description
   -----------   -----------
   99(a)         Press Release dated November 2, 1998, issued by Norwest

   99(b)         Joint Proxy Statement/Prospectus dated September 11, 1998
                 (incorporated by reference to Norwest's Registration Statement on Form S-4 (Registration No. 333-63247) previously filed on
                 September 11, 1998).

   99(c) Unaudited pro forma condensed combined financial information as of September 30, 1998 and for the nine months ended
                 September 30, 1998 and 1997 (incorporated by reference to
                 Norwest's Current Report on Form 8-K (Commission File 1-2979) dated November 2, 1998).














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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               WFC HOLDINGS CORPORATION

                               By         /s/ Stanley S. Stroup
                                  ------------------------------------
                                  Name: Stanley S. Stroup
                                  Title: Senior Vice President

Date:  November 16, 1998













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